Exhibit 10.1

                         COMMON STOCK PURCHASE AGREEMENT

         This COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of June 9, 2006, by and among Adept Technology, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the purchasers listed on
Schedule I attached hereto (each, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS:

         A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. The Company desires to sell, and the Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, shares of the Company's common stock, par value $0.001 per share (the "Common Stock"). The shares of Common Stock issuable pursuant to this Agreement are referred to herein as the "Shares."

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

         NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

         1. PURCHASE AND SALE.

         (a) Purchase of Shares. On the Closing Date (as defined below), subject to the satisfaction (or waiver) of the conditions set forth in Section 6 and
Section 7 below, the Company shall issue and sell to the Purchasers, and each Purchaser severally agrees to purchase from the Company, that number of Shares at a purchase price per Share of $13.675 per share, as set forth opposite such Purchaser's name on Schedule I hereto, for the aggregate purchase price and consideration set forth opposite such Purchaser's name thereon.

         (b) Deliveries. At the Closing (as defined below), the Company shall deliver to each Purchaser a duly executed certificate or certificates representing that number of Shares set forth opposite such Purchaser's name on
Schedule I against payment of the purchase price therefor by wire transfer, in accordance with the Company's written wiring instructions.

         (c) Closing Date. The issuance, sale and purchase of the Shares shall take place at the closing of the transactions contemplated by this Agreement (the "Closing"). The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 1117 California Avenue, Palo Alto, California 94304 on the Closing Date (as defined herein). The "Closing Date" shall mean the date on which the satisfaction (or waiver) of all of the conditions and obligations of the parties to consummate the transactions contemplated hereby or such other date as may be mutually agreeable to the parties.

         2. PURCHASERS' REPRESENTATIONS AND WARRANTIES.

         Each Purchaser hereby severally represents and warrants to the Company as follows:

         (a) Purchase for Own Account, Etc. Such Purchaser is purchasing the Shares for such Purchaser's own account for investment purposes only and not with a present view towards the public sale or distribution thereof except for sales duly registered under the Securities Act. Purchaser is not a registered broker/dealer, nor is an affiliate of a registered broker/dealer and Purchaser does not have any agreement or understanding, directly or indirectly, with any person regarding the sale or distribution of the Shares or any Common Stock, except this Agreement. Such Purchaser has not engaged in any purchase or sale of the Common Stock, nor entered into a contract to sell, sell any option or to purchase; purchase any option or any contract to sell, grant any option, right, or warrant to purchase, or any option therefor, nor any other hedging transaction with respect to the Common Stock within the sixty (60) days prior to the date of this Agreement. Such Purchaser understands that it must bear the economic risk of this investment indefinitely, unless the Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering the resale of the Shares other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchasers do not agree to hold the Shares for any minimum or other specific term and reserve the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an available exemption from the registration requirements under the Securities Act.

         (b) Accredited Investor Status. Such Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D, and was not organized for the purpose of this investment.

         (c) Reliance on Exemptions. Such Purchaser understands that the Shares are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

         (d) Information. Such Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been specifically requested by such Purchaser or its counsel. Such Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what such Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other investigation conducted by any Purchasers or its counsel or any of its representatives shall modify, amend or affect such Purchasers' right to rely on the Company's representations and warranties contained in Section 3 below. Such Purchaser understands that the Purchaser's investment in the Shares involves a high degree of risk.

         (e) Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

         (f) Transfer or Resale. Such Purchaser understands that (i) except as provided in the Registration Rights Agreement, the sale or resale of the Shares have not been and are not being registered under the Securities Act or any state securities laws, and the Shares may not be transferred unless (A) the resale of the Shares has been registered thereunder; or (B) the Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (C) sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"); or (D) sold or transferred to an affiliate of the Purchaser who agrees to sell or otherwise transfer the Shares only in accordance with the provisions of this Section 2(f) and who is an Accredited Investor; and
(ii) neither the Company nor any other person is under any obligation to register such Shares under the Securities Act or any state securities laws other than pursuant to the Registration Rights Agreement. Notwithstanding the foregoing or anything else contained herein to the contrary, the Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations, including all applicable securities laws.

         (g) Legends. Such Purchaser understands that until such time as the Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144(k), certificates for the Shares may bear a restrictive legend in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws.

         The Company agrees that it shall, promptly after the Registration Statement (as defined in the Registration Rights Agreement) has been declared effective, deliver to its transfer agent a letter of instruction or opinion that at any time the Registration Statement is effective and not suspended pursuant to Section 2 of the Registration Rights Agreement, the Shares may be sold pursuant to the prospectus contained in the Registration Statement. The Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

         The legend set forth above shall be removed and the Company shall issue (or instruct the transfer agent to issue) a certificate without such legend to the holder of any Shares upon which it is stamped, if, unless otherwise required by state securities laws, (a) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (b) such holder provides the Company with reasonable assurances that such Shares can be sold under Rule 144(k).

         (h) Residency. Such Purchaser is a resident of the jurisdiction set forth under such Purchaser's name on Schedule I hereto.

         (i) Authorization; Enforcement. Such Purchaser has full power and authority to enter into this Agreement and the Registration Rights Agreement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their terms; except as such enforceability may be limited by bankruptcy laws and other similar laws affecting creditors' rights generally and general principles of equity.

         (j) Company Rights. Such Purchaser acknowledges that the Company has certain rights, exercisable at the option of the Company, with respect to the "forced" exercise of its outstanding warrants upon the occurrence of certain events, and that the determination of whether and how to exercise such rights or pursue any alternative course of action is to be made by the Board of Directors (the "Company Rights"). The Company represents that it has fully and accurately disclosed the material terms of the Company Rights in an SEC Document.

         The Purchasers' representations and warranties made in Sections 2(a) through (j) are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Shares pursuant to this Agreement complies with applicable U.S. federal and state securities laws and not for any other purpose, except for the representations set forth in Section 2(a) regarding broker-dealer affiliation and lack of transactions with respect to the Common Stock. Accordingly, the Company should not rely on such representations and warranties for any other purpose.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser as follows:

         (a) Organization and Qualification; Subsidiaries. The Company is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith. Except as disclosed in the SEC Documents (as defined in Section 3(g) below) filed prior to the date hereof or on Schedule 3(a), the Company has no direct or indirect subsidiaries. Except as set forth on Schedule 3(a), the Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify could have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the ability of the Company to perform its obligations under this Agreement or the Registration Rights Agreement or (ii) the business, operations, properties or financial condition of the Company, other than changes or effects which primarily result from developments, changes or conditions (A) generally affecting the industries or segments in which the Company and its subsidiaries operate, (B) in general economic, market or political conditions or (C) resulting or arising from the announcement of the transactions contemplated by this Agreement.

         (b) Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, to issue and sell the Shares in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, any committee of the Board of Directors or the Company's stockholders is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms; except as such enforceability may be limited by bankruptcy, insolvency, reorganization or moratorium laws or other similar laws affecting creditors' rights generally and general principles of equity.

         (c) Stockholder Authorization. Neither the execution, delivery or performance by the Company of its obligations under this Agreement or the Registration Rights Agreement, nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares) requires any consent or authorization of the Company's stockholders, including but not limited to consent under Rule 4350(i) promulgated by the National Association of Shares Dealers, Inc. (the "NASD") or any similar rule.

         (d) Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and the number of shares issuable and reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, any shares of capital stock, is set forth on Schedule 3(d). All of such shares of the Company's capital stock have been, or upon issuance, will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Shares and as set forth on Schedule 3(d), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company nor, other than in the ordinary course pursuant to the Company's existing director and employee equity compensation plans and stock purchase plan, are any such issuances or arrangements contemplated, and (ii) except as set forth on Schedule 3(d), there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (other than the Registration Rights Agreement). Except as set forth on Schedule 3(d), none of the anti-dilution or similar provisions contained in any of the Company's issued and outstanding securities or instruments will be triggered by the issuance of the Shares in accordance with the terms of this Agreement. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), and the Company's Bylaws as in effect on the date hereof (the "Bylaws").

         (e) Issuance of Shares. The Shares have been (or will be on or prior to the Closing) duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances (other than encumbrances or restrictions imposed on such Shares by creditors of the Purchasers or in connection with any agreement or arrangement made by any Purchaser other than this Agreement). The Shares will not impose personal liability on the holders thereof.

         (f) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) will not (i) result in a violation of the Certificate of Incorporation or Bylaws or (ii) except as set forth on Schedule 3(f), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, or (iii) subject to the accuracy of the representations and warranties of each Purchaser set forth in Section 2, result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company is not in violation of its Certificate of Incorporation, Bylaws or other organizational documents and, except as could not have a Material Adverse Effect, the Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate could not have a Material Adverse Effect. Except as specifically contemplated by this Agreement, the Registration Rights Agreement and other than the filing of a Notification Form for Listing of Additional Shares with Nasdaq with respect to the Shares, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the NASDAQ National Market ("NNM") and does not know of any grounds for the delisting of such Common Stock.

         (g)  SEC  Documents,  Financial  Statements.  Except  as set  forth  on
Schedule 3(g), since June 1, 2005, the Company has timely filed (within applicable extension periods) each annual, quarterly, current and other report, proxy statement, schedule, form, and other document required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing, and collectively with any documents filed by the Company pursuant to the Securities Act, filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). As of their respective dates, subject to
Schedule 3(g), the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to Schedule 3(g), none of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). All material agreements that are required to have been filed as exhibits to the SEC Documents under Item 601 of Regulation S-K to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents. Subject to Schedule 3(g), as of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business subsequent to the date of such financial statements and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses
(i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

         (h) Absence of Certain Changes. Except as set forth on Schedule 3(h), since December 31, 2005, there has been no change or development in the business, properties, operations, financial condition or results of operations of the Company which would be reasonably expected to have a Material Adverse Effect, except as disclosed in the SEC Documents filed prior to the date hereof.

         (i) Absence of Litigation. Except as disclosed in the SEC Documents filed prior to the date hereof or in Schedule 3(i), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, including, without limitation, the SEC or NNM, pending or, to the knowledge of the Company, threatened against or affecting the Company, or any of its directors or officers in their capacities as such.

         (j) Intellectual Property. The Company owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge necessary for the conduct of its business as now being conducted (collectively, "Intangibles"). Except as set forth on Schedule 3(j) hereto, and to the knowledge of the Company, it does not infringe and is not in conflict with any right of any other person with respect to any Intangibles. Except as set forth on Schedule 3(j), the Company has not received written notice of any pending conflict with or infringement upon such third party Intangibles since July 1, 2004. Except as disclosed in the SEC documents filed prior to the date hereof, the Company has not entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's ownership or right to use its Intangibles and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company has complied, in all material respects, with its contractual obligations relating to the protection of the Intangibles used pursuant to licenses. Except as set forth on Schedule 3(j), and to the knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company.

         (k) Disclosure. The Company has made available to the Purchasers all the information reasonably available to the Company that the Purchasers have requested for deciding whether to acquire the Common Stock, including certain Company financial projections of future performance. The financial projections of the Company for the periods ending on or within the calendar year ending December 31, 2006 and provided to the Purchasers by the Company (the "Projections") were prepared in good faith by the Company's management and, to the Company's knowledge, based on reasonable assumptions; however, the Company does not warrant that it will achieve the results contemplated by the Projections.

         (l) Acknowledgment Regarding Purchasers' Purchase of the Shares. The Company acknowledges and agrees that the Purchasers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and the Purchasers is "arms-length" and, except for the Purchasers' representations and warranties in Section 2 hereof, any statement made by any Purchaser or any of their representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Shares and has not been relied upon by the Company, its officers or directors in any way. The Company further acknowledges that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         (m) Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or, except as disclosed in Schedule 3(m) delay, the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement). The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company's financial statements which are included in the Registration Statement required to be filed pursuant to the Registration Rights Agreement.

         (n) No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Shares being offered hereby.

         (o) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Shares being offered hereby under the Securities Act or cause the offering of Shares to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, the result of such integration which would require registration under the Securities Act, or any applicable stockholder approval provisions, including, without limitation, Rule 4350(i) of the NASD or any similar rule.

         (p) No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby.

         (q) Listing and Maintenance Requirements. The Company's Common Stock recommenced trading on the NNM in November 2005. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market (as defined below) on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements. "Trading Market" means the NNM or any other eligible market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

         (r) Tax Status. Except as set forth on Schedule 3(r), the Company has made or filed all foreign, U.S. federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns are presently being audited by any taxing authority.

         (s) Insurance. The Company has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed and sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties as are customarily carried by persons engaged in the same or similar business as the Company. To the knowledge of the Company, no event has occurred that could give rise to a material default under any such policy.

         (t) Environmental Matters. There is no environmental litigation or other environmental proceeding pending or threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any partnership or joint venture currently or at any time affiliated with the Company. No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that could involve a material capital expenditure by the Company or that could otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or, to the knowledge of the Company, leased by the Company or by any partnership or joint venture currently or at any time affiliated with the Company in violation of any applicable environmental laws. The environmental compliance programs of the Company comply in all material respects with all environmental laws, whether federal, state or local, currently in effect. As used herein, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

         (u) Investment Company. The Company is not, and is not controlled by or under common control with an affiliate of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (v) Internal Accounting Controls. Except as disclosed in the SEC Documents, or on Schedule 3(v), the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (w) Transfer Taxes. On the Closing Date, all stock transfers or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

         (x) Application to Takeover Protection. None of the transactions contemplated by this Agreement or the Registration Rights Agreements will trigger any "poison pill" provisions of any of the Company's stockholders' rights plans or similar arrangements.

         4. COVENANTS.

         (a) Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement prior to Closing. Each of the Purchasers shall use its reasonable best efforts to obtain its respective portion of the cash payment of the purchase price as soon as practicable after execution of this Agreement.

         (b) Form D: Blue Sky Laws. As soon as reasonably practicable after the Closing Date, the Company shall file with the SEC a Form D with respect to the Shares as required under Regulation D and provide a copy thereof to the Purchasers promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Shares for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. Within ten (10) days after the Closing Date, the Company shall file a Current Report on Form 8-K concerning this Agreement and the transactions contemplated hereby and attach this Agreement as an exhibit thereto.

         (c) Reporting Status. So long as any Purchaser has rights for its Shares to be registered by the Company, the Company shall use all commercially reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination, except in connection with a business combination or merger in which the Shares are converted into consideration constituting cash or the equity of another publicly-traded entity. In addition, so long as the Purchaser has rights for its Shares to be registered by the Company, the Company shall use all commercially reasonable efforts to take all actions necessary to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

         (d) Use of Proceeds. The Company shall use the proceeds from the sale of the Shares as set forth in Schedule 4(d).

         (e) Listing. The Company shall maintain, for so long as a Purchaser owns any Shares, the listing of the Shares on each national securities exchange or automated quotation system on which shares of Common Stock are currently listed. The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on NNM or, if applicable, any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

         (f) Corporate Existence. So long as any Purchaser beneficially owns any Shares, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction assumes the Company's obligations hereunder, under the Registration Rights Agreement and under the agreements and instruments entered into in connection herewith and therewith. The foregoing shall not apply in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where (i) the consideration paid to the Purchaser consists solely of cash or (ii) the surviving or successor entity is a publicly traded corporation whose common stock is listed for trading on the NNM or the New York Stock Exchange and the consideration paid to the Purchaser in such transactions consists of freely tradeable securities.

         (g) No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Shares sold pursuant to this Agreement) under circumstances that would require registration of the Shares being offered or sold hereunder under the Securities Act or cause this offering of the Shares to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

         (h) Legal Compliance. The Company shall conduct its business in material compliance with all laws, ordinances or regulations of governmental entities applicable to such business.

         (i) Board of Directors. The Company shall cause the size of the Board of Directors of the Company to increase to seven (7) directors. For so long as it, together with its affiliated entities constituting a "group" for purposes of reporting under Section 13 of the Exchange Act, beneficially owns at least five
(5) percent of the Company's outstanding Common Stock, Crosslink Capital ("Crosslink") shall be entitled to designate one individual (the "Crosslink Director") to be appointed by the Board of Directors to fill the vacancy in the Board of Directors created thereby effective upon the consummation of the sale of the Shares hereunder, which individual shall initially be Charles Finnie. For so long as Crosslink and its Affiliates constituting a "group" for purposes of reporting under Section 13 of the Exchange Act, owns at least five (5) percent of the Company's outstanding Common Stock, the Company shall use its reasonable best efforts to cause its stockholders to elect the Crosslink Director to the Board of Directors of the Company at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders. Crosslink and any Crosslink director acknowledge their respective obligations under applicable securities laws and the Company's insider trading policy, a copy of which has been provided to the foregoing.

         (j) Inspection of Properties and Books. So long as the Purchasers continue to hold, in the aggregate, at least five (5) percent of the Company's outstanding Common Stock, such Purchasers and its representatives and agents (collectively, the "Inspectors") shall have the right upon reasonable notice to the Company and during business hours, no more than once in every three month period after the date hereof, or more frequently solely in connection with a proposed underwritten offering in connection with any resale by Purchasers of the Shares, at the Purchasers' expense, to visit and inspect any of the properties of the Company, to examine the books of account and records of the Company, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as the Purchasers may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to the Purchasers, and in such case, obligating the Purchasers to hold such information in confidence and to comply with obligations under applicable securities laws) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement, (b) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement.

         (k) Expenses. The Company shall pay to Crosslink at the Closing, up to $35,000 for expenses actually incurred by Crosslink and its advisors in connection with the negotiation, preparation, execution and delivery of this Agreement, the Registration Rights Agreement and the other agreements to be executed in connection herewith and therewith (the "Expense Payment"). In the event that the Expense Payment is less that $35,000, then the Company shall pay to Crosslink on the Effectiveness Date (as defined in the Registration Rights Agreement), up to an amount equal to the difference between the Expense Payment and $35,000 for expenses incurred by Crosslink in connection with the preparation and filing of the Registration Statement (as defined in the Registration Rights Agreement) and any related activities. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         5. TRANSFER AGENT INSTRUCTIONS.

         (a)  The  Company   shall   instruct  its   transfer   agent  to  issue
certificates, registered in the name of each Purchaser or its nominee, for the Shares in such denominations as specified by such Purchaser to the Company.

         (b) The Company warrants that no instruction other than the instructions referred to in this Agreement (including, without limitation, Sections 2(f) and 2(g)), will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement.

         (c) If a Purchaser provides the Company and the transfer agent with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or a Purchaser provides the Company with an opinion or counsel or such other reasonable assurances reasonably acceptable to the transfer agent that such Shares may be sold under Rule 144, the Company shall permit the transfer.

         (d) If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued, in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested, and upon satisfaction by the Purchaser of any requirements of the Company's transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

         6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Shares to the Purchasers hereunder is subject to the satisfaction, at or before the Closing of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived in writing by the Company at any time in its sole discretion:

         (a) Each of the Purchasers shall have executed this Agreement and the Registration Rights Agreement.

         (b) Each Purchaser shall have delivered the purchase price set forth opposite its name on Schedule I hereto for the Shares being purchased by it at the Closing in accordance with Section 1(b) above.

         (c) The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing.

         (d) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of any of the transactions contemplated by this Agreement.

         7. CONDITIONS TO THE PURCHASERS' OBLIGATION TO PURCHASE.

         The obligation of the Purchasers hereunder to purchase the Shares from the Company hereunder is subject to the satisfaction, at or before the Closing of each of the following conditions, provided that such conditions are for the Purchasers' sole benefit and may be waived in writing by the Purchasers at any time in the Purchasers' sole discretion:

         (a) The Company shall have executed this Agreement and the Registration Rights Agreement.

         (b) The Company shall have delivered to the Purchasers duly executed certificates (each in such denominations as each Purchaser shall reasonably request) representing the Shares being so purchased by the Purchasers at the Closing in accordance with Section 1(b) above.

         (c) The Common Stock shall be listed on NNM and trading in the Common Stock (or NNM generally) shall not have been suspended.

         (d) Other than Section 3(h) (which shall not be "brought down" to Closing), the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), except where such failure to be true and correct would not have a Material Adverse Effect, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. The Purchasers shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by the Purchasers.

         (e) No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which questions the validity of, challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

         (f) As of the Closing, the authorized size of the Board of Directors shall be seven (7) and Charles Finnie shall be appointed to serve as a member of the Board of Directors upon the consummation of the sale of the Shares hereunder.

         (g) The Purchasers shall have received an opinion of Gibson, Dunn & Crutcher LLP, dated as of the Closing Date in substantially the form of Exhibit B attached hereto.

         (h) The Secretary or the Assistant Secretary of the Company shall deliver to the Purchasers at the Closing a certificate stating that all Board of Directors and stockholder approvals necessary to authorize the performance by the Company of its obligations contemplated by this Agreement have been obtained and attaching thereto: (i) a copy of the Certificate of Incorporation (with any and all certificates of designation) and the Bylaws (as amended through the date of the Closing), certified by the Secretary or the Assistant Secretary of the Company as the true and correct copies thereof as of the Closing; (ii) a copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company, authorizing the execution and delivery of this Agreement and the Registration Rights Agreement, the issuance of the Shares and other matters contemplated hereby and (iii) a schedule of each of the material agreements filed by the Company since September 28, 2005 with the SEC.

         8. GOVERNING LAW; MISCELLANEOUS.

         (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company and the Purchasers irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and the Purchasers irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon the other party mailed by first class mail shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Nothing herein shall affect the right of the parties to serve process in any other manner permitted by law. The parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile or other electronic transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile or other electronic transmission, the party using such means of delivery shall cause the manually executed execution page or pages hereof to be physically delivered to the other party within five (5) business days of the execution hereof, provided that the failure to so deliver any manually executed execution page shall not affect the validity or enforceability of this Agreement.

         (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         (e) Entire Agreement; Amendments. This Agreement and the transaction documents and certificates referenced herein contain the entire understanding of the Purchasers, the Company, their affiliates and persons acting on their behalf with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers.

         (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally, by responsible overnight carrier or by confirmed facsimile, and shall be effective five (5) days after being placed in the mail, if mailed, or one (1) day after being delivered to responsible overnight carrier, or upon receipt or refusal of receipt, if delivered personally or confirmed facsimile, in each case addressed to a party. The addresses for such communications shall be:

                    If to the Company:

                    Adept Technology, Inc.
                    3011 Triad Drive
                    Livermore, CA 94550
                    Telephone: (925) 245-3539
                    Facsimile: (925) 245-3510
                    Attn:  Chief Executive Officer

                    with a copy simultaneously transmitted by like means to:

                    Gibson, Dunn & Crutcher LLP
                    Post Montgomery Center
                    One Montgomery Street
                    San Francisco, CA 94104
                    Telephone: (415) 393-8200
                    Facsimile: (415) 374-8419
                    Attn: Lisa A. Fontenot, Esq.

         If to a Purchaser, as set forth on such Purchaser's execution page hereto.

         Each party shall provide notice to the other parties of any change in address pursuant to this clause (f).

         (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company may not assign this Agreement or any rights or obligations hereunder. Subject to compliance with applicable laws, rules and regulations, including all applicable securities laws, and agreement by any assignee or transferee of the representations to be bound by the terms and conditions of this Agreement and the Registration Rights Agreement, the Purchasers may assign and transfer some or all of their rights hereunder and some or all of the Shares without the prior consent of the Company, but shall provide written notice of assignment to the Company promptly after such assignment is effected. Notwithstanding anything to the contrary contained in this Agreement or the Registration Rights, the Shares may be pledged and all rights of a Purchaser under this Agreement or any other agreement or document related to the transactions contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with such Purchaser's margin or brokerage account, subject to compliance with applicable laws, rules and regulations, including all applicable securities laws.

         (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         (i) Survival. The representations and warranties and the agreements and covenants set forth in Sections 2, 3, 4, 5 and 8 hereof shall survive for one
(1) year following the Closing. Moreover, none of the representations and warranties made by one party herein shall act as a waiver of any rights or remedies the other party may have under applicable U.S. federal or state securities laws. The Company shall indemnify and hold harmless the Purchasers and each of the Purchasers' officers, directors, employees, partners, members, agents and affiliates for all losses or damages (including without limitation reasonable attorneys' fees) arising as a result of or related to any breach or alleged breach by the Company of any of its representations or covenants set forth herein, including without limitation the advancement of expenses as they are incurred. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 7(i) shall be the same as those set forth in Sections 6(a) and 6(c) of the Registration Rights Agreement, including, without limitation, those procedures with respect to the settlement of claims and the Company's right to assume the defense of claims.

         (j) Publicity. Crosslink shall have the right to approve before issuance any press releases, Current Reports filed on Form 8-K, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Crosslink, to make any press release or Current Report filed on Form 8-K with respect to such transactions as is required by applicable law and regulations or NNM listing requirements (although the Company shall use commercially reasonable efforts to consult with Crosslink in connection with any such press release and filing prior to its release and shall provide Crosslink with a copy thereof). The Company shall issue a press release announcing the closing of this transaction within three (3) business days of the Closing Date.

         (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         (l) Termination. In the event that the Closing shall not have occurred on or before July 10, 2006, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

         (m) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

         (n) For purposes hereof, "Business Day" means any day except Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required to close by law.

         (o) For purposes hereof, "knowledge of the Company" means (i) the actual knowledge of each of Robert H. Bucher, Robert Strickland, Matt Murphy, Lee Blake, and John Dulchinos and (ii) that knowledge which such persons could have obtained if they had made the due inquiry and exercised the due diligence that a prudent business person would have made or exercised with respect to the management of his or her business affairs.



                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

ADEPT TECHNOLOGY, INC.


     By: /s/Robert H. Bucher
     -----------------------------------
         Name: Robert H. Bucher
         Title:  Chief Executive Officer

          IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

PURCHASER:           CROSSLINK VENTURES IV, L.P.


                     By: Crosslink Ventures IV Holdings, L.L.C., its General Partner


                     By: /s/ Michael J. Stark
                     -----------------------------------------------
                     Michael J. Stark, Managing Member


                     OFFSHORE CROSSLINK OMEGA VENTURES IV,
                     (a Cayman Islands Unit Trust)


                     By: Crosslink Ventures Holdings, L.L.C., its
                     General Partner


                     By: /s/ Michael J. Stark
                     -----------------------------------------------
                     Michael J. Stark, Managing Member


                     CROSSLINK OMEGA VENTURES IV GmbH & Co. KG

                     By: Crosslink Verwaltungs GmbH, its
                     General Partner

                     By: /s/Michael J. Stark
                     -----------------------------------------------
                     Michael J. Stark, Managing Member

                     OMEGA BAYVIEW IV, L.L.C.

                     By: /s/Michael J. Stark
                     -----------------------------------------------
                     Michael J. Stark, Managing Member


                     CROSSLINK CROSSOVER FUND IV, L.P.
                     By: Crossover Fund IV Management, L.L.C., its
                     General Partner

                     By: /s/Michael J. Stark
                     -----------------------------------------------
                     Michael J. Stark, Managing Member



The address for purposes of notice hereunder, for each of the above named Purchasers shall be:

Two Embarcadero Center, Suite 2200
San Francisco, CA 94111
Tel (415) 617-1800

In each case, with a copy (which shall not constitute notice) simultaneously transmitted by like means to:

Wilmer Cutler Pickering Hale and Dorr LLP
1117 California Avenue
Palo Alto, CA 94304
Telephone: (650) 858-6000
Facsimile: (650) 858-6100
Attn:  Curtis L. Mo, Esq.

                                   SCHEDULE I

                             SCHEDULE OF PURCHASERS

                                                      Number of Shares                Aggregate
Purchaser                                             Being Purchased         Purchase Price of Shares
                                                  ------------------------ -------------------------------
CROSSLINK VENTURES IV, L.P.                                        356,022                  $4,868,670.00

CROSSLINK OMEGA VENTURES IV GmbH & Co. KG                           14,894                    $203,680.00

OFFSHORE CROSSLINK OMEGA VENTURES IV,
   (a Cayman Islands Unit Trust)                                   114,615                  $1,567,380.00

OMEGA BAYVIEW IV, L.L.C.                                            28,226                    $386,000.00


CROSSLINK CROSSOVER FUND IV, L.P.                                  217,494                  $2,974,270.00
                                                  ------------------------- ------------------------------
Total:

                                  SCHEDULE 4(d)

                                 USE OF PROCEEDS

The Company shall use the proceeds from the sale and issuance of the Shares for general corporate purposes and working capital. Such proceeds shall not be used to (i) pay dividends, other than dividends contemplated by the Certificate of Incorporation; (ii) pay for any increase in executive compensation or make any loan or other advance to any officer, employee, stockholder, director or other affiliate of the Company, without the express approval of the Board of Directors acting in accordance with past practice; (iii) purchase debt or equity securities of any entity (including redeeming the Company's own securities), except for (A) evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition, (B) certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $500,000,000, (C) the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition, (D) "Money Market" fund shares, or money market accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, (E) in connection with strategic acquisitions approved by the Company's Board of Directors upon exercise of its reasonable business judgment; or (F) purchases or sales of securities pursuant to any Company management investment policy which may be approved by the Company's Board of Directors; or (iv) except as permitted in (E) above, make any investment not directly related to the current business of the Company.